Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934


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Check the appropriate box
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                        STEEL OF WEST VIRGINIA, INC.
              (Name of Registrant as Specified in Its Charter)

                        STEEL OF WEST VIRGINIA, INC.
                  (Name of Persons Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

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     6(j)(2).

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     14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0.11.

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          pursuant to Exchange Act Rule 0.11.:

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[ ]  Check box if any part of the fee is offset as provided by Exchange
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

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
                                                                Preliminary Copy


                  [LETTERHEAD OF STEEL OF WEST VIRGINIA, INC.]


                                        May 19, 1995


Dear Stockholder:

          It is our pleasure to invite you to the Annual Meeting of Stockholders of Steel of West Virginia, Inc. to be held on Thursday, June 29, 1995 at 10:30 a.m. at the Radisson Hotel Huntington, 1001 3rd Avenue, Huntington, West Virginia.

          Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the meeting. You are accordingly urged to sign, date and return your proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

          We sincerely hope you will be able to join us at the meeting. The officers and directors of the Company look forward to seeing you at that time.

                                   Sincerely,


                                   Robert L. Bunting, Jr.
                                   Chairman

                                                       Preliminary Copy
                          STEEL OF WEST VIRGINIA, INC.
                           17th Street and 2nd Avenue
                        Huntington, West Virginia  25703


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 29, 1995


          The Annual Meeting of Stockholders of Steel of West Virginia, Inc. (the "Company") will be held at the Radisson Hotel Huntington, 1001 3rd Avenue, Huntington, West Virginia on Thursday, June 29, 1995, at 10:30 a.m. for the following purposes:

          1.   To elect directors of the Company for the ensuing year.

          2. To approve the Steel of West Virginia, Inc. 1995 Employee Stock Option Plan, as set forth and described in the attached Proxy Statement.

          3. To approve the Steel of West Virginia, Inc. 1995 Non-Employee Director Stock Option Plan, as set forth in the attached Proxy Statement.

          4. To approve the amendment of the Company's Certificate of Incorporation to authorize 4,000,000 additional shares of Common Stock and to eliminate all of the authorized non-voting common stock, as set forth and described in the attached Proxy Statement.

          5. To ratify the reappointment of Ernst & Young LLP as independent accountants for the Company.

          6. To transact such other business as may properly come before the meeting and any adjournments thereof.

          The Board of Directors has fixed the close of business on May 15, 1995 as the record date for determination of stockholders entitled to notice and to vote at the meeting and any adjournments thereof.

          IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              By Order of the Board of Directors



                              STEPHEN A. ALBERT
                              Secretary

May 19, 1995

                                                       Preliminary Copy
                          STEEL OF WEST VIRGINIA, INC.
                           17th Street and 2nd Avenue
                        Huntington, West Virginia  25703


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 29, 1995


                               GENERAL INFORMATION

          The accompanying proxy is solicited by and on behalf of the Board of Directors of Steel of West Virginia, Inc. (the "Company") to be used at the Annual Meeting of Stockholders to be held at the Radisson Hotel Huntington, 1001 3rd Avenue, Huntington, West Virginia on Thursday, June 29, 1995, at 10:30 a.m. and any adjournments thereof.

          When the enclosed proxy is properly executed and returned, the shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), it represents will be voted at the meeting in accordance with any directions noted thereon and, if no direction is indicated, the shares it represents will be voted: (i) FOR the election of the nominees for directors set forth below;
(ii) FOR the approval of the Steel of West Virginia, Inc. 1995 Employee Stock Option Plan (the "Management Option Plan"); (iii) for the approval of the Steel of West Virginia, Inc. 1995 Non-Employee Director Stock Option Plan (the "Director Option Plan" and, together with the Management Option Plan, the "Option Plans"); (iv) FOR the proposed amendment of the Company's Certificate of Incorporation to authorize 4,000,000 additional shares of Common Stock and to eliminate all of the authorized non-voting common stock; (v) FOR the ratification of the reappointment of Ernst & Young LLP as independent accountants for the Company; and (vi) in the discretion of the holders of the proxy with respect to any other business that may properly come before the meeting. Any stockholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any stockholder attending the meeting in person may withdraw his or her proxy and vote his or her shares.

          The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made only by mail; provided, however, that officers and regular employees of the Company may solicit proxies personally or by telephone or telegram. Such persons will not be specially compensated for such services. The Company may reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

          The approximate mailing date of this Proxy Statement and the accompanying proxy is May 19, 1995.


                                  VOTING RIGHTS

          Only stockholders of record at the close of business on May 15, 1995, will be entitled to vote at the Annual Meeting of Stockholders. On that date, there were 6,953,360 shares of Common Stock outstanding, the holders of which are entitled to one vote per share on each matter to come before the meeting. Voting rights are non-cumulative. A majority of the outstanding shares will constitute a quorum at the meeting and abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

          Directors are elected by plurality vote. The approval of the Option Plans, the approval of the amendment of the Company's Certificate of Incorporation, and the ratification of the reappointment of Ernst & Young LLP will require the affirmative vote of a majority of those shares of Common Stock present or represented and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted in the election of directors or in determining whether such approval or ratification has been given.


                                PRINCIPAL STOCKHOLDERS


               The following table sets forth as of May 15, 1995, the beneficial ownership of Common Stock of each person known to the Company who owns more than 5% of the issued and outstanding Common Stock.



Name and Address                        Amount and Nature of          Percent of
of Beneficial Owner                     Beneficial Ownership             Class
- ------------------------------     -----------------------------    -----------
FMR Corp.                                    921,100(1)                   13.25
82 Devonshire Street
Boston, Massachusetts 02109

Neuberger & Berman                           804,100(2)                   11.56
605 Third Avenue
New York, NY 10158

Robert L. Bunting, Jr.                       526,380                       7.57
c/o Steel of West Virginia, Inc.
17th Street and 2nd Avenue
Huntington, West Virginia  25703

Mesirow Asset Management, Inc.               394,600(3)                    5.67
350 North Clark Street
Chicago, IL 60610
- ---------------

(1) Fidelity Management & Research Company ("Fidelity"), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR Corp. and an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, is the beneficial owner of 921,100 shares of Common Stock as a result of acting as investment advisor to several investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Low-Priced Stock Fund, amounted to 600,000 shares of Common Stock outstanding. Fidelity Low-Priced Stock Fund has its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the Funds each has sole power to dispose of the 697,900 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Board of Trustees. Fidelity Management Trust Company, 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 223,200 shares of Common Stock as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR Corp. through its control of Fidelity Management Trust Company, has sole voting and dispositive power over 223,200 shares of Common Stock owned by the institutional account(s) as reported above. Edward C. Johnson 3d and Abigail P. Johnson each own 24.9% of the outstanding voting common stock of FMR Corp. Mr. Johnson 3d is Chairman of FMR Corp. Various Johnson family members and trusts for the benefit of Johnson family members own FMR Corp. voting common stock. These Johnson family members, through their ownership of voting common stock, form a controlling group with respect to FMR Corp. The information set forth herein is based on a Schedule 13G dated February 13, 1995 filed by FMR Corp. with the Securities and Exchange Commission.

(2) Neuberger & Berman ("Neuberger") has (i) sole voting power with respect to 492,100 shares of Common Stock, (ii) shared voting power with respect to 115,000 shares of Common Stock, and (iii) shared dispositive power with respect to 804,100 shares of Common Stock. The information set forth herein is based on a Schedule 13G dated February 10, 1995 filed by Neuberger with the Securities and Exchange Commission.

(3) Mesirow Asset Management, Inc. ("MAM"), an investment advisor registered under Section 203 of the Investment Advisor Act of 1940, serves as investment advisor to Skyline Fund Special Equities Portfolio, a Massachusetts Business Trust; Mesirow Growth Fund, L.P., an Illinois limited partnership; and certain client accounts over which MAM has discretion. MAM has (i) shared voting power with respect to 394,600 shares of Common Stock, and (ii) shared dispositive power with respect to 394,600 shares of Common Stock. The information set forth herein is based on a
     Schedule 13G dated February 13, 1995 filed by MAM with the Securities and Exchange Commission.


PROPOSAL 1.    ELECTION OF DIRECTORS

          At the Annual Meeting of Stockholders, the entire Board of Directors, consisting of five members, is to be elected. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the five nominees named below. Each nominee named below is presently serving as a director of the Company and is anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

          The tables below and the paragraphs that follow present certain information concerning the nominees for director and the executive officers of the Company. Each elected director will serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. None of the Company's directors or executive officers has any family relationship with any other director or executive officer.



Nominees for Directors
- ----------------------

                                                                          Shares of
                                                                        Common Stock
                                                              Years     Beneficially
                                         Positions             with      Owned as of        Percent
Name                        Age        with Company           Company   May 15, 1995        of Class
- ----------------------      ---    ----------------------     -------   --------------      --------
Robert L. Bunting, Jr.       61    Chairman of the Board,       12          526,380(2)          7.57
                                   Chief Executive
                                   Officer and President

Stephen A. Albert            42    Secretary and Director        8                0                0

Albert W. Eastburn(1)        66    Director                      2            2,500                *

Daniel N. Pickens(1)         45    Director                      2            1,000                *

Paul E. Thompson(1)          64    Director                      1                0                0

All directors and executive
officers as a group                                                         554,660             7.98

- ---------------------------
*  Less than one percent


(1) Member of the Compensation and Benefits Committee and theAudit Committee. Mr. Thompson became a director of the Company in January, 1994. He filed a Form 3 with the Securities and Exchange Commission in respect to becoming a director on January 24, 1994.

(2) Of this amount, 233,710 shares are held in a trust for the benefit of Mr. Bunting's wife, Nancy L. Bunting, and 237,577 shares are held in a trust for the benefit of Mr. Bunting. Mr. and Mrs. Bunting are co-trustees of each of said trusts. These shares were transferred to the trusts by Mr. Bunting in December 1994. Mr. Bunting filed a Form 4, and each of the trusts filed a Form 3, with the Securities and Exchange Commission in respect of such transfers on April 26, 1995.

Executive Officers who are not Directors
- ----------------------------------------

                                                                            Shares of
                                                                          Common Stock
                                                                           Beneficially
                     Positions and Offices                Executive        Owned as of      Percent
Name                    with the Company         Age     Officer Since    May 15, 1995      of Class
- ---------------     -------------------------    ---     -------------   ---------------    --------
Timothy R. Duke     Vice President, Treasurer     43         1988              17,140           *
                    and Chief Financial
                    Officer

Larry E. Gue        Vice President of Human       53         1988               7,140           *
                    Relations

T. Elton North      President, Marshall           47         1993                 500           *
                    Steel, Inc.

- ---------------------------------------
*  Less than 1%



Business Experience of Nominees and Executive Officers
- ------------------------------------------------------

          Robert L. Bunting, Jr. has been Chairman of the Company, SWVA, Inc. ("SWVA") and Marshall Steel, Inc. ("Marshall"), the Company's wholly-owned subsidiaries, since April 1993, President, Chief Executive Officer and a director of the Company since December 1986 and President, Chief Executive Officer and a director of SWVA since its organization in 1982. Mr. Bunting was Works Manager of the Company's mini-mill before it was owned by SWVA. Before becoming President of the mini-mill, Mr. Bunting held various positions in the steel industry over a period of 27 years. Mr. Bunting received a bachelor of metallurgical engineering from Cornell University in 1955.

          Stephen A. Albert has been a director of the Company since December 1986. Since February 1989, Mr. Albert has been special counsel to the law firm of Proskauer Rose Goetz & Mendelsohn LLP, counsel to the Company. Prior thereto, Mr. Albert was a member of the law firms of Feit & Ahrens and Feit & Shor, which were counsel to the Company until January 1989. Mr. Albert has been engaged in the practice of law in New York City since 1977.

          Albert W. Eastburn has been a director of the Company since April 1993. Mr. Eastburn was President and Chief Operating Officer of the Steel Group of Lukens, Inc., a leading specialized manufacturer of steel plate and stainless steel products ("Lukens"), from November 1988 until his retirement in 1991. Prior thereto, Mr. Eastburn held various positions at Lukens, which he joined as methods engineer in 1955.

          Daniel N. Pickens has been a director of the Company since April 1993. Mr. Pickens has been a Senior Vice President in the Corporate Finance Department of Wheat First Securities, Inc. ("Wheat First") since 1989. Prior thereto, Mr. Pickens held various positions at Wheat First, which he joined in 1981. Before joining Wheat First, Mr. Pickens practiced as an attorney in Philadelphia, Pennsylvania.

          Paul E. Thompson has been a director since January 1994. From 1986 until his retirement in 1992, Mr. Thompson was a Sub-District Director, District 23, of the United Steel Workers of America ("USWA"). Prior thereto, Mr. Thompson was a Staff Representative, District 23, of the USWA.

          Timothy R. Duke has been Vice President, Treasurer and Chief Financial Officer of the Company since March 1988 and was the Controller from June 1987 until March 1988. Mr. Duke was formerly the Manager - Operations Accounting at Joy Manufacturing Company, and served in various other positions at Joy Manufacturing Company from 1979 until he joined the Company. Mr. Duke is a certified public accountant, a certified management accountant and has more than 20 years of experience in private industry. He received a bachelor of science degree in business from Pennsylvania State University and a masters of business administration from Duquesne University.

          Larry E. Gue has been Vice President of Human Relations of SWVA, Inc. since March 1988 and had been Manager of Personnel and Public Relations of SWVA since its organization in 1982. Mr. Gue began working at the Company's mini-mill in 1971 as part of the maintenance team. At that time, Mr. Gue was actively involved in, and later became a leader of, the United Steel Workers of America (Local 37), the union which represents the Company's work force.

          T. Elton North has been President of Marshall since its organization in April 1993. From June 1992 until April 1993, Mr. North was Division Manager for the Memphis, Tennessee division of Marshall Steel Inc., a wholly-owned subsidiary of Marshall Steel Ltd., a Canadian steel company. This division was sold to the Company. Mr. North served as branch manager of Marshall Steel Ltd., from June 1991 to June 1992. Prior thereto, Mr. North served as marketing manager of Marshall Steel Ltd. for approximately six years.

Meetings of the Board of Directors and Committees
- -------------------------------------------------

          During the year ended December 31, 1994, the Board of Directors held seven meetings. During that period no director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he was a director and (ii) the total number of meetings held by all Committees of the Board of Directors on which he served during the period that he served on such Committees.

          The Company's Board of Directors has a Compensation and Benefits Committee (the "Compensation Committee") and an Audit Committee, both of which are comprised of directors who are not officers or employees of the Company. The Board of Directors does not have a standing nominating committee. The Compensation and Benefits Committee reviews employee compensation and benefits, and the Audit Committee reviews the scope of the independent audit, the appropriateness of the accounting policies, the adequacy of internal controls, the Company's year-end financial statements and such other matters relating to the Company's financial affairs as its members deem appropriate. During 1994, the Compensation Committee held eight meetings and the Audit Committee held one meeting.

Executive Compensation
- ----------------------

          The following summary compensation table sets forth the compensation earned for services rendered by the Company's Chief Executive Officer and each of the Company's executive officers whose aggregate compensation exceeded $100,000 during the years ended December 31, 1992, 1993 and 1994.

                                       Summary Compensation Table

                                                                                      All Other
Name and Principal Position               Year       Salary         Bonus           Compensation
- -------------------------------------     ----      --------     -----------     ---------------
Robert L. Bunting, Jr., President,        1992      $225,000      $199,551            $12,686(2)
Chief Executive Officer and Director      1993       225,000         4,947             13,707(2)
                                          1994       225,000       121,537(1)           9,957(2)

Timothy R. Duke, Vice President,          1992      $128,190      $ 68,807           $  6,143(3)
Treasurer and Chief Financial Officer     1993       128,190         4,947              6,143(3)
                                          1994       132,228        69,375(1)           6,143(3)

Larry E. Gue, Vice President of Human     1992      $120,000      $ 68,807           $  6,403(4)
Relations                                 1993       120,000         4,947              6,403(4)
                                          1994       120,000        67,126(1)           6,403(4)

T. Elton North, President                 1992      $    n/a     $     n/a           $    n/a
Marshall Steel, Inc.                      1993        54,808        12,600              3,247(5)
                                          1994        75,000        47,099(1)           9,690(5)

- -------------------------

(1) Does not include the following discretionary bonuses recognized in 1994 results of operations but paid in January 1995; $150,750 to Robert L. Bunting, Jr.; $75,000 to Timothy R. Duke; $30,000 to Larry E. Gue; and $42,000 to T. Elton North.

(2) Consists of $11,111, $11,250 and $7,500 contributions to a defined contribution plan and $1,575, $2,457 and $2,457 of costs of group-term life insurance coverage provided by the Company for 1992, 1993 and 1994 respectively.

(3) Consists of a $6,000 contribution to a defined contribution plan and $143 of costs of group-term life insurance coverage provided by the Company.

(4) Consists of a $6,000 contribution to a defined contribution plan and $403 of costs of group-term life insurance coverage provided by the Company.

(5) Consists of $2,188 and $3,750 contributions to a defined contribution plan, $1,020 and $5,850 for personal use of a company vehicle, and $40 and $90 of costs of group-term life insurance coverage provided by the Company for 1993 and 1994, respectively.

          The Company entered into a five-year employment agreement with Mr. Bunting on January 1, 1992. Mr. Bunting's base salary is $225,000 per year, subject to increase each year by the Board of Directors, which may also, in its discretion, pay bonuses to Mr. Bunting and other employees. Mr. Bunting's employment agreement contains a non-competition restriction for a period of one year following termination of the agreement. The agreement provides that the Company will purchase Mr. Bunting's and his family's shares of Common Stock of the Company upon his death, but only out of the proceeds of a $7 million key man life insurance policy covering Mr. Bunting which the Company has purchased and of which the Company is the beneficiary. The employment agreement also provides that Mr. Bunting will participate in the Company's retirement plan.

Directors' Compensation
- -----------------------

          The only directors who are compensated for services as a director are Albert W. Eastburn, Daniel N. Pickens, and Paul E. Thompson, each of whom receives an annual retainer in the amount of $6,000 plus $1,000 for each committee on which he serves. In addition, each such director receives a fee of $1,000 for each meeting of the Board of Directors, the Compensation Committee and the Audit Committee that he attends. Under this arrangement, during 1994 Messrs. Eastburn, Pickens and Thompson received $21,500, $21,000 and $15,500 respectively.


                          Compensation Committee Report

Compensation Policies
- ---------------------

          The Compensation Committee of the Board of Directors is comprised of directors who are not officers or employees of the Company. The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors regarding the compensation and benefits of the Company's management. The Committee's philosophy is that the Company's goals are more likely to be achieved if management is encouraged to work together as a team and if final compensation is tied to the Company's and the individual's performance during the year, based on such Company factors as the change in operating income from the prior years, the Company's achievement of budgeted earnings objectives, and the Company's results of operations in light of economic conditions in the industry and the general economy, and such personal factors as the individual's supervision of or performance in his or her particular business unit, and his or her supervision of significant corporate projects. In the past, this philosophy has been implemented through the use of discretionary bonuses in which each person included in the bonus award, including the Company's Chief Executive Officer, received the same fixed percentage of salary as a bonus. Beginning with 1995, incentive compensation will be awarded to management personnel to the extent that the Company achieves certain corporate goals, and/or the particular individual achieves certain personal goals.

          Assuming that the stockholders approve the Management Option Plan, stock option grants will be awarded on a discretionary, case by case basis, after consideration of an individual's position, contribution to the Company, length of service with the Company, number of options held, and other compensation.

          The Company has not yet formulated a policy with respect to qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended (the provision was enacted as part of "OBRA '93" for compensation exceeding $1,000,000 in a taxable year paid to an executive officer, effective January 1, 1994).

Fiscal 1994 Compensation
- ------------------------

          In 1994, the base compensation of the Company's Chief Executive Officer, Robert L. Bunting, Jr., was $225,000, as established pursuant to the employment agreement between the Company and Mr. Bunting described above under "Executive Compensation". With respect to 1994, discretionary bonuses were awarded to management personnel, including the Company's Chief Executive Officer, as described above under "Executive Compensation", based on the Company having achieved a certain level of operating income. These discretionary bonuses, when added to base salaries, were determined by the Compensation Committee to be in accord with the Company's philosophy described above.


                         Compensation Committee
                         ----------------------

                         Albert W. Eastburn
                         Daniel N. Pickens
                         Paul E. Thompson

Performance Graph
- -----------------

        Below is a graph comparing the cumulative total stockholder return on the Company's Common Stock for the last five years with the cumulative total return of companies included in the S&P 500 Stock Index and an index of peer companies selected by the Company. The graph assumes (i) investment of $100 on December 31, 1989 in the Company's Common Stock, the S&P 500 Index and common stock of the peer group and (ii) the reinvestment of all dividends. The peer group consists of Commercial Metals Co., Lukens, Inc., New Jersey Steel Corp., Nucor Corp. and Roanoke Electric Steel Corp.




                   1989     1990     1991     1992     1993     1994
- ------------------------------------------------------------------------
PEER GROUP         100      93.8     117.3    124.3    105.9    105.4
SWVA               100      84.0      72.0    264.0    408.0    352.0
S & P              100      96.7     126.1    135.7    149.4    151.3




PROPOSAL 2.    APPROVAL OF STEEL OF WEST VIRGINIA, INC. 1995 EMPLOYEE STOCK
               OPTION PLAN.

PROPOSAL 3.    APPROVAL OF STEEL OF WEST VIRGINIA, INC. 1995 NON-EMPLOYEE
               DIRECTOR STOCK OPTION PLAN.

          On March 16, 1995, the Board of Directors adopted, subject to stockholder approval, the Management Option Plan and the Director Option Plan, which provide that options to acquire shares of the Company's Common Stock ("Options") may be granted to officers, key employees and directors of the Company or its designated subsidiaries. The Board of Directors believes that Options provide performance incentives and assist the Company in attracting, motivating and retaining employees and non-employee directors to the benefit of the Company and its stockholders, and recommends approval of the Management Option Plan and the Director Option Plan by the stockholders. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the approval of the Management Option Plan and FOR the approval of the Director Option Plan.

                             Management Option Plan

Purposes of the Plan
- --------------------

          The purposes of the Management Option Plan are to enable the Company to attract, retain, and motivate certain key employees who are important to the success and growth of the business of the Company and designated subsidiaries and to create a long-term mutuality of interest between such employees and the stockholders of the Company by granting Options.

Shares Subject to Options
- -------------------------

          The Plan authorizes the issuance of up to 430,000 shares of Common Stock upon the exercise of Incentive Stock Options ("ISOs") and Non-Qualified Stock Options ("NQSOs") granted to officers and key employees of the Company. Key employees are those active officers or other valuable employees of the Company that are selected by the Compensation Committee to participate in the Plan. In general, if Options are for any reason cancelled, or expire or terminate unexercised, the shares covered by such Options will again be available for the grant of Options. No Options may be granted after five years from the Effective Date of the Management Option Plan.

Terms of Options
- ----------------

          In the case of ISOs, the exercise price of an Option may not be less than 100% of the Fair Market Value (as defined in the Management Option Plan) of a share of Common Stock at the time of grant (or 110% of such Fair Market Value if the grantee owns more than 10% of the shares of Common Stock outstanding at the time of grant (a "Ten Percent Shareholder")). NQSOs issued pursuant to the Management Option Plan will be exercisable at such price as may be fixed by the Compensation Committee. Shares purchased pursuant to the exercise of Options may be paid for at the time of exercise as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, through the delivery of instructions to a broker to deliver the purchase price; or (iii) on other terms acceptable to the Compensation Committee (which may include payment by the transfer of shares owned by the participant for at least six months or the surrender of Options).

          Options granted under the Management Option Plan are subject to restrictions on transfer and exercise. If the stockholders approve the Management Option Plan, each Option granted thereunder will be exercisable on and after the first anniversary of the date of grant. No Option granted under the Management Option Plan may be exercised prior to that time, subject to acceleration in the event of a Change of Control of the Company (as defined in the Management Option Plan) and subject to the authority of the Compensation Committee to permit earlier exercise in its sole discretion. Furthermore, no Option may be exercisable after the expiration of ten years from the date of its grant (or five years, in the case of ISOs granted to a Ten Percent Shareholder). No Option may be transferred, assigned, pledged or hypothecated in any way except by will or under applicable laws of descent and distribution.

          Options that were exercisable upon a participant's termination of employment other than for Cause (as defined in the Management Option Plan) remain exercisable following such termination until expiration of the Option; Options that were exercisable upon a participant's termination of employment for Cause terminate immediately. Except as otherwise determined by the Compensation Committee, Options that were not exercisable at the time of a participant's termination of employment by the Company shall automatically be canceled upon such termination. The Compensation Committee has the discretion under the Management Option Plan to impose in a participant's Option Agreement such other conditions, limitations and restrictions as it determines are appropriate in its sole discretion, including any waivers of rights which a participant may have.

          The Management Option Plan provides for the Committee to have the right to make appropriate adjustments in the number and kind of securities receivable upon the exercise of Options in the event of a stock split, stock dividend, merger, consolidation, reorganization, spinoff, partial or complete liquidation or other similar changes in the capital structure or other corporate transactions. The Management Option Plan also gives the Compensation Committee the option to terminate all outstanding Options effective upon the consummation of a merger or consolidation in which the Company is not the surviving entity or of any other transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or upon the consummation of the sale or transfer or all of the Company's assets (any such event an "Acquisition Event"), subject to the right of participants to exercise all outstanding Options prior to the effective date of the Acquisition Event.

Administration
- --------------

          The Management Option Plan will be administered by the Compensation Committee, which is comprised of non-employee directors who are not eligible to receive options thereunder. The Compensation Committee may make such rules and regulations and establish such processes for administration of the Management Option Plan as it deems appropriate. The Management Option Plan provides that it may be amended by the Compensation Committee at any time, and from time to time, except that the rights of a participant with respect to Options granted prior to such amendment may not be materially impaired without the consent of such participant, and that no amendment may be made which materially increases the aggregate number of shares of Common Stock that may be issued under the Management Option Plan, decrease the minimum option price for any Option, or extend the maximum option period under the Management Option Plan, without stockholder approval.

Federal Income Tax Consequences
- -------------------------------

          The rules concerning the Federal income tax consequences with respect to the Options are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following discussion of tax consequences is designed to provide a general understanding as of the date hereof. In addition, the following discussion does not set forth any state or local tax consequences that may be applicable.

Incentive Stock Options
- -----------------------

          In general, a participant will not realize taxable income upon either the grant or the exercise of an ISO and the Company will not realize an income tax deduction at either such time. If the participant does not sell the Common Stock received pursuant to the exercise of the ISO within either (i) two years after the date of the grant of the ISO or (ii) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the participant and will not result in a tax deduction to the Company.

          If the participant disposes of the Common Stock acquired upon exercise of the ISO within either of the above mentioned time periods, the participant will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise over the Option exercise price, or (ii) the amount realized upon disposition over the Option exercise price. In such event, the Company generally will be entitled to an income tax deduction equal to the amount recognized by the participant as ordinary income. Any gain in excess of such amount realized by the participant as ordinary income would be taxed as short-term or long-term capital gain (depending on the applicable holding period).

          In addition, please note that: (i) officers and directors of the Company subject to Section 16(b) of the Securities Exchange Act of 1934 may be subject to special rules regarding the income tax consequences concerning their ISOs; (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable federal tax rules (including, without limitation, Internal Revenue Code Section 162(m) regarding the $1,000,000 limitation on deductible compensation); (iii) the exercise of an ISO may have implications in the computation of alternative minimum taxable income; and (iv) in the event that the exercisability of an Option is accelerated because of a change in control, payments relating to the Option, either alone or together with certain other payments, may constitute parachute payments under Internal Revenue Code Section 280G, which excess amounts may be subject to excise taxes.

Nonqualified Stock Options
- --------------------------

          A participant will realize no taxable income upon the grant of a NQSO and the Company will not receive a deduction at the time of such grant unless the Option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a NQSO the participant generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the participant, the participant will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. The Company will generally be allowed a deduction equal to the amount recognized by the participant as ordinary income.

          In addition, please note that: (i) any officers and directors of the Company subject to Section 16(b) of the Securities Exchange Act of 1934 may be subject to special tax rules regarding the income tax consequences concerning their NQSOs; (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Internal Revenue Code Section 162(m) regarding the $1,000,000 limitation on deductible compensation); (iii) the exercise of a NQSO has no effect on the compensation of alternative minimum taxable income, and (iv) in the event that the exercisability of an Option is accelerated because of a change in control, payments relating to the Option, either alone or together with certain other payments, may constitute parachute payments under Internal Revenue Code Section 280G, which excess amounts may be subject to excise taxes.


                              Director Option Plan

Purposes of the Plan
- --------------------

          The purposes of the Director Option Plan are to enable the Company to attract, retain, and motivate the non-employee directors of the Company and to create a long-term mutuality of interest between such non-employee directors and the stockholders of the Company by granting Options.

Shares Subject to Options
- -------------------------

          The Plan authorizes the issuance of up to 70,000 shares of Common Stock upon the exercise of NQSOs granted to non-employee directors of the Company. A non-employee director is a director who is not an active employee of the Company and/or a designated subsidiary, including any director who is an officer of the Company but who is receiving no compensation as an employee from the Company or any designated subsidiary. In general, if Options are for any reason cancelled, or expire or terminate unexercised, the shares covered by such Options will again be available for the grant of Options. No Options may be granted after five years from the Effective Date of the Director Option Plan.

Grant and Terms of Options
- --------------------------

          On the Effective Date of the Director Option Plan and on each anniversary thereof commencing as of April 1, 1996, each non-employee director of the Company will be granted options to purchase 2,000 shares of Common Stock. The exercise price for the Options will be one hundred percent (100%) of the Fair Market Value (as defined in the Director Option Plan) of the Common Stock at the time of the grant of the Options.

          If the stockholders approve the Director Option Plan, each Option granted thereunder will be exercisable on and after the first anniversary of the date of grant. Shares purchased pursuant to the exercise of Options will be paid for at the time of exercise as follows: (i) in cash; (ii) by delivery of unencumbered shares of Common Stock held for at least six months; or (iii) a combination of cash and unencumbered shares of Common Stock.

          Options granted under the Director Option Plan are subject to restrictions on transfer and exercise. No Option granted under the Director Option Plan may be exercised prior to the time period for exercisability, subject to acceleration in the event of a Change of Control of the Company (as defined in the Director Option Plan). No Option may be transferred, assigned, pledged or hypothecated in any way except by will or under applicable laws of descent and distribution.

          Options that were exercisable upon a participant's termination of directorship for any reason other than for Cause (as defined in the Director Option Plan) remain exercisable following such termination until expiration of the Option; Options that were exercisable upon a participant's termination of directorship for Cause terminate immediately. Options that were not exercisable at the time of a participant's termination of directorship will automatically be canceled upon such termination.

          The Director Option Plan provides that appropriate adjustments will be made in the number and kind of securities receivable upon the exercise of Options in the event of a stock split, stock dividend, merger, consolidation or reorganization. The Director Option Plan also provides that all outstanding Options will terminate effective upon the consummation of a merger, consolidation liquidation or dissolution in which the Company is not the surviving entity, subject to the right of participants to exercise all outstanding Options prior to the effective date of the merger, consolidation, liquidation or dissolution.

Administration
- --------------

          The Director Option Plan will be administered by the Compensation Committee. The Compensation Committee may make such rules and regulations and establish such processes for administration of the Director Option Plan as it deems appropriate subject to the provisions of the Director Option Plan. The Director Option Plan provides that it may be amended by the Compensation Committee at any time, and from time to time, to effect (i) amendments necessary or desirable in order that the Director Option Plan and the Options granted thereunder conform to all applicable laws, and (ii) any other amendments deemed appropriate, provided that no such amendment would cause the non-employee directors to cease to be "disinterested directors" (as defined in Rule 16b-3) with regard to the Director Option Plan or any other stock option or equity plan of the Company. Notwithstanding the foregoing, no amendment may be made which materially increases the aggregate number of shares of Common Stock that may be issued under the Director Option Plan, decrease the minimum option price for any Option, extend the maximum option period under the Director Option Plan, or change the eligibility requirements for participation in the Director Option Plan, without stockholder approval (unless such stockholder approval is no longer required as a condition of compliance with the requirements of Rule 16b-
3). The Director Option Plan may be amended or terminated at any time by the stockholders of the Company.

Federal Income Tax Consequences
- -------------------------------

          The rules concerning the Federal income tax consequences with respect to the Options are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following discussion of tax consequences is designed to provide a general understanding as of the date hereof.

Nonqualified Stock Options
- --------------------------

          A participant will realize no taxable income upon the grant of a NQSO and the Company will not receive a deduction at the time of such grant unless the Option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a NQSO the participant generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the participant, the participant will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. The Company will generally be allowed a deduction equal to the amount recognized by the participant as ordinary income.

          In addition, please note that directors of the Company subject to
Section 16(b) of the Securities Exchange Act of 1934 may be subject to special tax rules regarding the income tax consequences concerning their NQSOs.

                                NEW PLAN BENEFITS

          As of April 1, 1995, Options to acquire 78,000 shares of Common Stock authorized under the Option Plans have been granted, subject to stockholder approval, as follows: Robert L. Bunting, Jr. has been granted ISOs for 8,000 shares; Timothy R. Duke has been granted ISOs for 6,000 shares; Larry Gue has been granted ISOs for 3,000 shares; T. Elton North has been granted ISOs for 3,000 shares; all executive officers as a group have been granted ISOs for an aggregate of 20,000 shares; all directors who are not executive officers of the Company have been granted NQSOs for an aggregate of 8,000 shares (2,000 shares each); and all other employees of the Company have been granted ISOs for an aggregate of 50,000 shares. All of these Options will vest on April 1, 1996, are for a term of ten years and have an exercise price of $11 5/8 per share.

          On May 1, 1995, the closing sale price for the Common Stock on the National Association of Securities Dealers National Market was $11 3/4.

PROPOSAL 4.    AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO
               AUTHORIZE 4,000,000 ADDITIONAL SHARES OF COMMON STOCK AND TO
               ELIMINATE ALL OF THE AUTHORIZED NON-VOTING SHARES OF COMMON STOCK


          The Certificate of Incorporation of the Company currently authorizes the issuance of up to 8,000,000 shares of Common Stock (6,953,360 shares of which are currently outstanding), and 500,000 shares of non-voting common stock (none of which are currently outstanding). The Board of Directors of the Company is proposing to amend the Certificate of Incorporation of the Company, to increase the number of authorized shares of Common Stock from 8,000,000 to 12,000,000 and to eliminate all of the authorized non-voting common stock. The Board of Directors has adopted and recommends that the stockholders approve the following resolution:

          "RESOLVED, that ARTICLE FOURTH of the Certificate of Incorporation of the Company is hereby amended in its entirety to read as follows:

               (a) `FOURTH: The total number of shares of capital stock that the Corporation shall have authority to issue is twelve million (12,000,000) shares of Common Stock, par value $.01 per share.'"

          In addition to the 6,953,360 shares of Common Stock outstanding, an additional 500,000 shares are reserved for issuance in connection with Options granted or available for grant under the Company's Option Plans (assuming the stockholders approve the Option Plans.) The additional authorized shares that would be available for issuance, if the proposed amendment to the Certificate of Incorporation is approved, may be issued for any proper corporate purpose at any time without further stockholder approval (subject, however, to applicable statutes or the rules of the National Association of Securities Dealers National Market which require stockholder approval for the issuance of shares in certain circumstances). The Board of Directors believes it is desirable to give the Company this flexibility in considering such matters as raising additional capital, acquisitions, or other corporate purposes. The authorization of such shares will enable the Company to act promptly and without additional expense if appropriate circumstances arise which require the issuance of such shares. The Company has no current agreements, commitments, plans or intentions to issue any additional shares, other than in connection with the Option Plans. Holders of Common Stock are not entitled to preemptive rights, and to the extent that any additional shares of Common Stock or securities convertible into Common Stock may be issued other than on a pro rata basis to current stockholders, the current ownership portion of current stockholders may be diluted. Depending upon the circumstances in which such additional shares of Common Stock are issued, the overall effects of such issuance may be to render more difficult or to discourage a merger, tender offer, proxy content, or the assumption of control by a holder of a large block of Common Stock and the removal of incumbent management. Management of the Company is not aware of any possible takeover attempts at this time.


PROPOSAL 5.    SELECTION OF INDEPENDENT ACCOUNTANTS

          The Board of Directors recommends the ratification by the stockholders of the reappointment by the Board of Directors of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 1995. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the reappointment of Ernst & Young LLP. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be available to respond to appropriate questions and make such statements as he or she may desire.


                              STOCKHOLDER PROPOSALS

          It is contemplated that the Company's 1996 Annual Meeting of Stockholders will be held on or about May 15, 1996. Stockholders of the Company who intend to submit proposals at the next Annual Meeting of Stockholders must submit such proposals to the Company no later than January 22, 1996.
Stockholder proposals should be submitted to Steel of West Virginia, Inc., P.O. Box 2547, Huntington, West Virginia 25726, Attention: Timothy R. Duke, Vice President, Treasurer and Chief Financial Officer.


                                  ANNUAL REPORT

          The Company's Annual Report for the year ended December 31, 1994, including financial statements, is being mailed together with this Proxy Statement to the Company's stockholders of record at the close of business on May 15, 1995. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1994, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. A WRITTEN REQUEST FOR A COPY OF SUCH ANNUAL REPORT ON FORM 10-K SHOULD BE DIRECTED TO STEEL OF WEST VIRGINIA, INC., P.O. BOX 2547, HUNTINGTON, WEST VIRGINIA 25726, ATTENTION: TIMOTHY R. DUKE, VICE PRESIDENT, TREASURER AND CHIEF FINANCIAL OFFICER.

                                 OTHER BUSINESS

          The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

                              By Order of the Board of Directors


                              Stephen A. Albert
                              Secretary
May 19, 1995

     STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                          STEEL OF WEST VIRGINIA, INC.
                           17th Street and 2nd Avenue
                         Huntington, West Virginia 25703

                                      PROXY

                       Solicited by the Board of Directors
                    for the Annual Meeting of Stockholders on
                                  June 29, 1995


The undersigned hereby appoints Robert L. Bunting, Jr. and Stephen A. Albert or either of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Steel of West Virginia, Inc. held of record by the undersigned at the close of business on May 15, 1995 at the Annual Meeting of Stockholders to be held on June 29, 1995 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5.


                        The Board of Directors recommends a vote FOR each of the proposals below.

1. ELECTION OF DIRECTORS      / /  FOR all nominees listed (except            / /  WITHHOLD AUTHORITY to vote
                                    as marked to the contrary below)               for all nominees listed below


   Robert L. Bunting, Jr., Albert W. Eastburn, Daniel N. Pickens, Paul E. Thompson, Stephen A. Albert

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)

2. PROPOSAL TO APPROVE THE STEEL OF WEST VIRGINIA, INC. 1995 EMPLOYEE STOCK OPTION PLAN.

                                / / FOR                 / / AGAINST             / / ABSTAIN

3. PROPOSAL TO APPROVE THE STEEL OF WEST VIRGINIA, INC. 1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

                                / / FOR                 / / AGAINST            / /  ABSTAIN

4. PROPOSAL TO APPROVE THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO AUTHORIZE 4,000,000
ADDITIONAL SHARES OF COMMON STOCK AND TO ELIMINATE ALL OF THE AUTHORIZED NON-VOTING COMMON STOCK.

5. PROPOSAL TO RATIFY THE REAPPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS.

                                / / FOR                 / / AGAINST            / /  ABSTAIN


6. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME
BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.


PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


PLEASE RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


_______________________________
Signature


_______________________________
Signature if held jointly

                                                     Appendix to Preliminary
                                                     Proxy Statement for filing
                                                     purposes only


___________________________________________________________________________



                        STEEL OF WEST VIRGINIA, INC.


                1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


___________________________________________________________________________
























April 1, 1995

                             Table of Contents
                             -----------------

                                                                       Page
                                                                       ----


I.   Purposes of the Plan . . . . . . . . . . . . . . . . . . . . . . .   1

II.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

III. Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . .   2

IV.  Administration . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     A.   Duties of the Committee . . . . . . . . . . . . . . . . . . .   3
     B.   Advisors  . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     C.   Indemnification . . . . . . . . . . . . . . . . . . . . . . .   3
     D.   Meetings of the Committee . . . . . . . . . . . . . . . . . .   4
     E.   Determinations  . . . . . . . . . . . . . . . . . . . . . . .   4
     F.   Disinterested Directors . . . . . . . . . . . . . . . . . . .   4

V.   Shares; Adjustment Upon Certain Events . . . . . . . . . . . . . .   4
     A.   Shares to be Delivered; Fractional Shares . . . . . . . . . .   4
     B.   Number of Shares  . . . . . . . . . . . . . . . . . . . . . .   4
     C.   Adjustments; Recapitalization, etc. . . . . . . . . . . . . .   4

VI.  Awards and Terms of Options  . . . . . . . . . . . . . . . . . . .   6
     A.   Grant . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     B.   Date of Grant . . . . . . . . . . . . . . . . . . . . . . . .   6
     C.   Option Agreement  . . . . . . . . . . . . . . . . . . . . . .   7
     D.   Option Terms  . . . . . . . . . . . . . . . . . . . . . . . .   7
     E.   Expiration. . . . . . . . . . . . . . . . . . . . . . . . . .   7
     F.   Acceleration of Exercisability  . . . . . . . . . . . . . . .   7

VII. Effect of Termination of Directorship  . . . . . . . . . . . . . .   8
     A.   Death, Disability or Otherwise Ceasing to be a Director . . .   8
     C.   Cancellation of Options . . . . . . . . . . . . . . . . . . .   9

VIII.     Nontransferability of Options . . . . . . . . . . . . . . . .   9

IX.  Rights as a Stockholder  . . . . . . . . . . . . . . . . . . . . .   9

X.   Termination, Amendment and Modification  . . . . . . . . . . . . .  10

XI.  Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . .  11

                                                                       Page
                                                                       ----

XII. General Provisions . . . . . . . . . . . . . . . . . . . . . . . .  11
     A.   Right to Terminate Directorship . . . . . . . . . . . . . . .  11
     B.   Trusts, etc.  . . . . . . . . . . . . . . . . . . . . . . . .  11
     C.   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     D.   Severability of Provisions  . . . . . . . . . . . . . . . . .  12
     E.   Payment to Minors, Etc. . . . . . . . . . . . . . . . . . . .  12
     F.   Headings and Captions . . . . . . . . . . . . . . . . . . . .  12
     G.   Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     H.   Controlling Law . . . . . . . . . . . . . . . . . . . . . . .  12
     I.   Section 16(b) of the Act  . . . . . . . . . . . . . . . . . .  12

XIII.     Issuance of Stock Certificates;
     Legends; Payment of Expenses . . . . . . . . . . . . . . . . . . .  12
     A.   Stock Certificates  . . . . . . . . . . . . . . . . . . . . .  12
     B.   Legends . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     C.   Payment of Expenses . . . . . . . . . . . . . . . . . . . . .  13

XIV. Listing of Shares and Related Matters  . . . . . . . . . . . . . .  13

XV.  Withholding Taxes  . . . . . . . . . . . . . . . . . . . . . . . .  13


Form of Option Agreement  . . . . . . . . . . . . . . . . . . . . Exhibit A

                        Steel of West Virginia, Inc.

                1995 Non-Employee Director Stock Option Plan


I.   Purposes of the Plan
     --------------------

          The purposes of this 1995 Non-Employee Director Stock Option Plan (the "Plan") are to enable Steel of West Virginia, Inc. (the "Company") to attract, retain and motivate the directors who are important to the success and growth of the business of the Company and to create a long-term mutuality of interest between the directors and the stockholders of the Company by granting the directors options to purchase Common Stock (as defined herein).


II.  Definitions
     -----------

          In addition to the terms defined elsewhere herein, for purposes of this Plan, the following terms will have the following meanings when used herein with initial capital letters:

          A. "Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

          B.   "Board" means the Board of Directors of the Company.

          C. "Cause" means that a court of competent jurisdiction shall have determined that the Participant shall have committed a breach of the Participant's fiduciary duty to the Company or a Designated Subsidiary.

          D. "Code" means the Internal Revenue Code of 1986, as amended (or any successor statute).

          E. "Committee" means the Board or a duly appointed committee of the Board to which the Board has delegated its power and functions hereunder.

          F. "Common Stock" means the common stock of the Company, par value $.01 per share, any Common Stock into which the Common Stock may be converted and any Common Stock resulting from any reclassification of the Common Stock.

          G. "Company" means Steel of West Virginia, Inc., a Delaware corporation.

          H. "Designated Subsidiary" means a corporation that is defined as a subsidiary corporation in Section 424(f) of the Code. Any entity shall be deemed a Designated Subsidiary only for such periods as the required ownership relationship is maintained.

          I. "Eligible Director" means a director of the Company who is not an active employee of the Company or any Designated Subsidiary, including any director who is an officer of the Company but who is receiving no compensation as an employee from the Company or any Designated Subsidiary.

          J. "Fair Market Value" shall mean, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales prices reported for the Common Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted.

          K. "Option" means the right to purchase one Share at a prescribed purchase price on the terms specified in the Plan.

          L. "Participant" means an Eligible Director who is granted Options under the Plan which Options have not expired.

          M. "Person" means any individual or entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person as the context may require.

          N. "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

          O.   "Share" means a share of Common Stock.

          P. "Termination of Directorship" with respect to an individual means that individual is no longer acting as a director of the Company.


III. Effective Date
     --------------

          The Plan shall become effective as of April 1, 1995 (the "Effective Date"), subject to its approval by the stockholders of the Company in accordance with Rule 16b-3 under the Act within one year after the Plan is adopted by the Board. Grants of Options under the Plan will be made on or after the Effective Date of the Plan, provided that, if the Plan is not approved by the stockholders of the Company as provided in the preceding sentence, all Options which have been granted pursuant to the terms of the Plan shall be null and void. No Options may be exercised prior to the approval of the Plan by the stockholders of the Company as aforesaid.


IV.  Administration
     --------------

          A.   Duties of the Committee.  The Plan shall be administered by
               -----------------------
the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. Any determination, action or conclusion of the Committee shall be final, conclusive and binding on all parties.

          B.   Advisors.  The Committee may employ such legal counsel,
               --------
consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

          C.   Indemnification.  To the maximum extent permitted by
               ---------------
applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation or By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, members or former members may have as directors or officers under applicable law or under the Certificate of Incorporation or By-Laws of the Company. Notwithstanding anything else herein, this indemnification will not apply to actions or determinations by an individual with regard to Options granted to him or her under this Plan.

          D.   Meetings of the Committee.  The Committee shall adopt such
               -------------------------
rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee are in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

          E.   Determinations.  Each determination, interpretation or other
               --------------
action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company, directors, officers and other employees of the Company, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.

          F.   Disinterested Directors.   Notwithstanding the foregoing,
               -----------------------
the Committee may not take any action which would cause any Eligible Director to cease to be a "disinterested person" for purposes of Rule 16b-3 promulgated under the Act, as then in effect or any successor provisions ("Rule 16b-3"), with regard to any stock option or other equity plan of the Company.


V.   Shares; Adjustment Upon Certain Events
     --------------------------------------

          A.   Shares to be Delivered; Fractional Shares.  Shares to be
               -----------------------------------------
issued under the Plan shall be made available, at the sole discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by the Company and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option nor will any compensation be paid with regard to fractional shares.

          B.   Number of Shares.  Subject to adjustment as provided in this
               ----------------
Article V, the maximum aggregate number of Shares that may be issued under the Plan shall be 70,000. Where Options are for any reason cancelled, or expire or terminate unexercised, the Shares covered by such Options shall again be available for the grant of Options, within the limits provided by the preceding sentence.

          C.   Adjustments; Recapitalization, etc.  The existence of this
               -----------------------------------
Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any sale or transfer of all or part of its assets or business, or any other corporate act or proceeding, in which case the provisions of this Article V(C) shall govern outstanding Options:

          1. The Shares with respect to which Options may be granted are Shares of Common Stock as presently constituted, but, if and whenever the Company shall effect a subdivision, recapitalization or consolidation of Shares or the payment of a stock dividend on Shares without receipt of consideration, the aggregate number and kind of shares of capital stock issuable under this Plan shall be proportionately adjusted, and each holder of a then outstanding Option shall have the right to purchase under such Option, in lieu of the number of Shares as to which the Option was then exercisable but on the same terms and conditions of exercise set forth in such Option, the number and kind of shares of capital stock which he or she would have owned after such subdivision, recapitalization, consolidation or dividend if immediately prior thereto he had been the holder of record of the number of Shares as to which such Option was then exercisable.

          2. If the Company merges or consolidates with one or more corporations and the Company shall be the surviving corporation, thereafter upon exercise of an Option theretofore granted, the Participant shall be entitled to purchase under such Option in lieu of the number of Shares as to which such Option shall then be exercisable, but on the same terms and conditions of exercise set forth in such Option, the number and kind of shares of capital stock or other property to which the Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Participant had been the holder of record of the number of Shares as to which such Option was then exercisable.

          3. If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holder thereof; provided, that, the Committee shall deliver notice to each Participant at least 20 days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, each Participant shall have the right to exercise in full effective as of such consummation all the Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options other than the requirements of Article
III) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a 90-day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and if and when appropriate new notice shall be given as aforesaid. Notwithstanding the foregoing, the Options held by persons subject to Section 16(b) of the Act that would not have vested under the Plan except pursuant to Article VI(F) prior to the effective date of such merger, consolidation, liquidation or dissolution shall not expire on such date but shall expire 30 days after they would have otherwise vested under the Plan and shall after the effective date of such merger, consolidation, liquidation or dissolution represent only the right to receive the number and kind of shares of capital stock or other property to which the Participant would have been entitled if immediately prior to the effective date of such merger, consolidation, liquidation or dissolution the Participant had been the holder of record of the number of Shares as to which such Option was then exercisable.

          4. If as a result of any adjustment made pursuant to the preceding paragraphs of this Article V(C), any Participant shall become entitled upon exercise of an Option to receive any shares of capital stock other than Common Stock, then the number and kind of shares of capital stock so receivable thereafter shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock set forth in this Article V(C).

          5. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Options theretofore granted or the purchase price per Share.


VI.  Awards and Terms of Options
     ---------------------------

          A.   Grant.  Without further action by the Board or the
               -----
stockholders of the Company, each Eligible Director on each Annual Date of Grant (as hereinafter defined) shall be automatically granted options to purchase 2,000 shares, subject to the terms of the Plan, provided that no such Option shall be granted if on the date of grant the Company has liquidated, dissolved or merged or consolidated with another entity in such a manner that it is not the surviving entity (unless the Plan has been assumed by such surviving entity with regard to future grants).

          B.   Date of Grant.  Annual Grants shall be made annually on the
               -------------
Effective Date and each anniversary thereof (the "Annual Date of Grant") commencing as of April 1, 1995, provided that if such date in any year is a date on which the national securities exchange or automated quotation system on which the Common Stock is traded is not open for trading, the grant shall be made on the first day thereafter on which the relevant exchange or quotation system is open for trading. Notwithstanding the foregoing, in the event no Fair Market Value can be determined pursuant to the provisions hereof, no Annual Grant shall be made for such fiscal year.


          C.   Option Agreement.  Options shall be evidenced by Option
               ----------------
agreements in substantially the form annexed hereto as Exhibit A as modified from time to time.

          D.   Option Terms:
               ------------

          1.  Exercise Price.  The purchase price per share ("Purchase
              --------------
     Price") deliverable upon the exercise of an Option shall be 100% of the Fair Market Value of such Share at the time of the grant of the Option, or the par value of the Share, whichever is the greater.

          2.  Period of Exercisability.  Except as otherwise provided
              ------------------------
     herein, each Option granted under this Plan shall be exercisable on and after the first anniversary of the date on which such Option is granted.

          3.  Procedure for Exercise.  A Participant electing to exercise
              ----------------------
     one or more Options shall give written notice to the Secretary of the Company of such election and of the number of Options he or she has elected to exercise. Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash or by delivery of unencumbered Shares owned by the Participant for at least six months (or such longer period as required by applicable accounting standards to avoid a charge to earnings) or a combination thereof.

          E.   Expiration.  Except as otherwise provided herein, if not
               ----------
previously exercised each Option shall expire upon the tenth anniversary of the date of the grant thereof.

          F.   Acceleration of Exercisability.
               ------------------------------

          All Options granted and not previously exercisable shall become fully exercisable immediately upon the later of a Change of Control (as defined herein). Article (V)(C) shall also apply to the extent, if any, it is applicable. For this purpose, a "Change of Control" shall be deemed to have occurred upon:

               (a) an acquisition after the Effective Date by any individual, entity or group (within the meaning of Section 13(d)(3) or (14)(d)(1) of the Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of more than 30% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, including, but not limited to, by merger, consolidation or similar corporate transaction or by purchase; excluding, however, the following:
     (x) any such acquisition by the Company or Designated Subsidiaries, or
     (y) any such
     acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or Designated Subsidiaries; or

               (b)  the approval of the stockholders of the Company of
     (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of more than 30% of the assets of the Company and Designated Subsidiaries on a consolidated basis (determined under generally accepted accounting principles in accordance with prior practice); excluding, however, such a sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 70% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the outstanding Shares immediately prior to such sale or other disposition, (y) no Person (other than the Company, Designated Subsidiaries, and any employee benefit plan (or related trust) of the Company or Designated Subsidiaries or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 70% or more of the outstanding Shares) will beneficially own, directly or indirectly, 70% or more of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) individuals who were members of the board immediately prior to the sale or other disposition will constitute at least a majority of the members of the board of directors of such corporation.

               (c) within any 24 month period beginning on or after the Effective Date, the persons who were directors of the Company immediately before the beginning of such period ("Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with approval of, at least two-thirds of the directors who qualified as Incumbent Directors either actually or by prior operation of this subsection, unless such election, recommendation or approval was a result of an actual or threatened election contest of the type contemplated by Regulation 14a-11 promulgated under the Exchange Act or any successor provision.


VII. Effect of Termination of Directorship
     -------------------------------------

          A.   Death, Disability or Otherwise Ceasing to be a Director.
               -------------------------------------------------------
Except as otherwise provided herein, upon Termination of Directorship, other than for Cause, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such

Options by his or her will or by operation of law, until the expiration of the Option in accordance with the terms of the Plan and grant.

          B.   Cause.  Upon Termination of Directorship for Cause, all
               -----
outstanding Options of such Participant shall immediately terminate and shall be null and void.

          C.   Cancellation of Options.  No Options that were not
               -----------------------
exercisable during the period such person serves as a director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such options shall terminate and become null and void upon a Termination of Directorship.


VIII.     Nontransferability of Options
          -----------------------------

          Except as provided in the following sentence, no Option shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution and during the lifetime of the Participant may be exercised only by the Participant or his or her guardian or legal representative. An Option shall also be transferable under a domestic relations order that is a "qualified domestic relations order", as defined in section 414(p) of the Code, but may thereafter not be further transferred except as provided in the prior sentence (with the alternate payee under such order being substituted for "Participant"). In addition, except as provided above, no Option shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event of any levy upon any Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Option shall immediately terminate and become null and void. Notwithstanding the "qualified domestic relations order" exception above, an Option shall not be transferable unless (i) such transfer is not considered a disposition within the meaning of Code Section 83 or (ii) such Option is not immediately exercisable in full on the date of grant.


IX.  Rights as a Stockholder
     -----------------------

          A Participant (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Option until such Participant (or permitted transferee) shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided in this Plan.

X.   Termination, Amendment and Modification
     ---------------------------------------

          The Plan shall terminate at the close of business on the fifth anniversary of the Effective Date (the "Termination Date"), unless terminated sooner as hereinafter provided, and no Option shall be granted under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Options that by their terms continue beyond the Termination Date. The Committee at any time or from time to time may amend this Plan to effect (i) amendments necessary or desirable in order that this Plan and the Options shall conform to all applicable laws and regulations, and (ii) any other amendments deemed appropriate, provided that no such amendment may be made if either the authority to make such amendment or the amendment would cause the Eligible Directors to cease to be "disinterested persons" with regard to this Plan or any other stock option or other equity plan of the Company for purposes of Rule 16b-3 under the Act, and further provided that the provisions of the Plan relating to the amount, price and timing of, and eligibility for, awards shall not be amended more than once every six (6) months except to comport with changes in the Code and the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Notwithstanding the foregoing, the Committee may not effect any amendment that would require the approval of the stockholders of the Company under Rule 16b-3 unless such approval is obtained. In no event, unless no longer required as a condition of compliance with the requirements of Rule 16b-3 under the Act, shall the Committee without the approval of stockholders normally entitled to vote for the election of directors of the Company:

          1. increase the number of Shares available for grants under this Plan;

          2. reduce the minimum exercise price at which any Option may be exercised;

          3. change the requirements as to eligibility for participation under this Plan;

          4. change the number of Options to be granted or the date on which such Options are to be granted; or

          5. materially increase the benefits accruing to Participants hereunder.

          This Plan may be amended or terminated at any time by the stockholders of the Company.

          This Plan and any Options granted hereunder shall terminate and be void if this Plan does not receive the approval of the stockholders of the Company that may be required under Rule 16b-3 under the Act within one year after the Plan is adopted by the Board of Directors of the Company. Except as otherwise required by law or as provided in this plan, no termination, amendment or modification of this Plan may, without the consent of the Participant or the permitted transferee of his or her Option, alter or impair the rights and obligations arising under any then outstanding Option.


XI.  Use of Proceeds
     ---------------

          The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board shall determine.


XII. General Provisions
     ------------------

          A.   Right to Terminate Directorship.  This Plan shall not impose
               -------------------------------
any obligations on the Company to retain any Participant as a director nor shall it impose any obligation on the part of any Participant to remain as a director of the Company.

          B.   Trusts, etc.  Nothing contained in the Plan and no action
               ------------
taken pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by the Company in connection with the Plan shall continue to be part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

          C.   Notices.  Any notice to the Company required by or in
               -------
respect of this Plan will be addressed to the Company at 17th Street and 2nd Avenue, Huntington, West Virginia 25703, Attention: Chief Financial Officer, or such other place of business as shall become the Company's principal executive offices from time to time. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any such notice to the Participant will, if the Company has received notice that the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of his or her status and address (and has provided such reasonable substantiating information as the Company may request) by written notice under this Section. Any notice required by or in respect of this Plan will be deemed to have been duly given when delivered in person or when dispatched by telegram or one business day after having been dispatched by a nationally recognized overnight courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid. The Company assumes no responsibility or obligation to deliver any item mailed to such address that is returned as undeliverable to the addressee and any further mailings will be suspended until the Participant furnishes the proper address.

          D.   Severability of Provisions.  If any provisions of the Plan
               --------------------------
shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

          E.   Payment to Minors, Etc.  Any benefit payable to or for the
               -----------------------
benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

          F.   Headings and Captions.  The headings and captions herein are
               ---------------------
provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

          G.   Costs.  The Company shall bear all expenses included in
               -----
administering this Plan, including expenses of issuing Common Stock pursuant to any Options hereunder.

          H.   Controlling Law.  The Plan shall be construed and enforced
               ---------------
according to the laws of the State of Delaware.

          I.   Section 16(b) of the Act.  All elections and transactions
               ------------------------
under the Plan by persons subject to Section 16 of the Act involving shares of Common Stock are intended to comply with all exemptive conditions under Rule 16b-3 under the Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.


XIII.     Issuance of Stock Certificates;
     Legends; Payment of Expenses
     ----------------------------

          A.   Stock Certificates.  Upon any exercise of an Option and
               ------------------
payment of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by the Company in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons, subject, however, in the case of Options exercised pursuant to Section V(C)3 hereof, to the merger, consolidation, dissolution or liquidation triggering the rights under that Section.

          B.   Legends.  Certificates for Shares issued upon exercise of an
               -------
Option shall bear such legend or legends as the Committee, in its sole discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between the Company and the Participant with respect to such Shares.

          C.   Payment of Expenses.  The Company shall pay all issue or
               -------------------
transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.


XIV. Listing of Shares and Related Matters
     -------------------------------------

          If at any time the Board or the Committee shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of Options or the award or sale of Shares under the Plan, no Option grant shall be effective and no Shares will be delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.


XV.  Withholding Taxes
     -----------------

          The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the Participant of any Federal, state or local taxes required by law to be withheld.

                                                       Exhibit A
                                                       ---------

                        STEEL OF WEST VIRGINIA, INC.
                              OPTION AGREEMENT
                              PURSUANT TO THE
                1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
             --------------------------------------------------


[Eligible Director]


Dear ________:
Preliminary Statement
- ---------------------

As a director of Steel of West Virginia, Inc. (the "Company") on the Annual Date of Grant and pursuant to the terms of the Steel of West Virginia, Inc. 1995 Non-Employee Director Stock Option Plan, annexed hereto as Exhibit 1 (the "Plan"), you, as an Eligible Director (as defined in the Plan), have been automatically granted a nonqualified stock option (the "Option") to purchase the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), set forth below.

          The terms of the grant are as follows:

          1.   Tax Matters.  No part of the Option granted hereby is
               -----------
intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          2.   Grant of Option.  Subject in all respects to the Plan and
               ---------------
the terms and conditions set forth herein and therein including, without limitation, the provisions requiring shareholder approval, you are hereby granted an Option to purchase from the Company up to 2,000 Shares (as defined in the Plan), at a price per Share of $_________ (the "Option Price").

          3.   Vesting.  The Option may be exercised by you, in whole or in
               -------
part, at any time or from time to time on and after the first anniversary of the date of grant and prior to the expiration of the Option as provided herein and in the Plan. Upon the occurrence of a Change of Control (as defined in the Plan), the Option shall immediately become exercisable with respect to all Shares subject thereto, regardless of whether the Option has vested with respect to such Shares upon the later of such Change of Control and approval of the Plan by the stockholders of the Company.

          4.   Termination.  Unless terminated as provided in the Plan, the
               -----------
Option shall expire on the tenth anniversary of this grant.

          5.   Restriction on Transfer of Option.  Except as provided in
               ---------------------------------
the Plan with regard to a "qualified domestic relations order", as defined in Section 414(p) of the Internal Revenue Code, the Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution and during your lifetime may be exercised only by you or your guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.

          6.   Rights as a Shareholder.  You shall have no rights as a
               -----------------------
shareholder with respect to any Shares covered by the Option until you shall have become the holder of record of the Shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such Shares, except as otherwise specifically provided for in the Plan.

          7.   Provisions of Plan Control.  This grant is subject to all
               --------------------------
the terms, conditions and provisions of the Plan and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. Any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. The annexed copy of the Plan is incorporated herein by reference. If and to the extent that this grant conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this grant shall be deemed to be modified accordingly.

          8.   Notices.  Any notice or communication given hereunder shall
               -------
be in writing and shall be deemed to have been duly given when delivered in person when dispatched by Telegram or one business day after having been dispatched by a nationally recognized courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, to the appropriate party at the address (or, in the case of notice to the Company, facsimile number) set forth below (or such other address as the party shall from time to time specify in accordance with Article XII(D) of the Plan.):

          If to the Company, to:

               Steel of West Virginia, Inc.
               17th Street and 2nd Avenue
               Huntington, West Virginia 25703
               Attention:  Chief Financial Officer

          If to you, to:

               the address indicated on the signature page at the end of this grant.

                              Sincerely,

                              STEEL OF WEST VIRGINIA, INC.


                              By:__________________________
                                   Authorized Officer


Accepted:


- -----------------------------
[PARTICIPANT]
Address:

                                                     Appendix to Preliminary
                                                     Proxy Statement for filing
                                                     purposes only






___________________________________________________________________________


                        STEEL OF WEST VIRGINIA, INC.


                      1995 EMPLOYEE STOCK OPTION PLAN


___________________________________________________________________________





















April 1, 1995

                             Table of Contents
                             -----------------

                                                                       Page

I.   Purposes of the Plan . . . . . . . . . . . . . . . . . . . . . . .   1

II.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

III. Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . .   4

IV.  Administration . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     A.   Duties of the Committee . . . . . . . . . . . . . . . . . . .   4
     B.   Advisors  . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     C.   Indemnification . . . . . . . . . . . . . . . . . . . . . . .   5
     D.   Meetings of the Committee . . . . . . . . . . . . . . . . . .   5
     E.   Determinations  . . . . . . . . . . . . . . . . . . . . . . .   5

V.   Shares; Adjustment Upon Certain Events . . . . . . . . . . . . . .   5
     A.   Shares to be Delivered; Fractional Shares . . . . . . . . . .   5
     B.   Number of Shares  . . . . . . . . . . . . . . . . . . . . . .   6
     C.   Adjustments; Recapitalization, etc. . . . . . . . . . . . . .   6

VI.  Awards and Terms of Options  . . . . . . . . . . . . . . . . . . .   7
     A.   Grant . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     B.   Exercise Price  . . . . . . . . . . . . . . . . . . . . . . .   7
     C.   Number of Shares  . . . . . . . . . . . . . . . . . . . . . .   7
     D.   Exercisability  . . . . . . . . . . . . . . . . . . . . . . .   7
     E.   Acceleration of Exercisability  . . . . . . . . . . . . . . .   8
     F.   Exercise of Options.  . . . . . . . . . . . . . . . . . . . .   9
     G.   Incentive Stock Option Limitations. . . . . . . . . . . . . .  10

VII. Effect of Termination of Employment  . . . . . . . . . . . . . . .  10
     A.   Death, Disability, Retirement, etc. . . . . . . . . . . . . .  10
     B.   Cause . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     C.   Cancellation of Options . . . . . . . . . . . . . . . . . . .  11

VIII.     Nontransferability of Options . . . . . . . . . . . . . . . .  11

IX.  Rights as a Stockholder  . . . . . . . . . . . . . . . . . . . . .  11

X.   Termination, Amendment and Modification  . . . . . . . . . . . . .  12
     General Amendments and Termination . . . . . . . . . . . . . . . .  12

XI.  Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . .  13

                                                                       Page
                                                                       ----

XII. General Provisions . . . . . . . . . . . . . . . . . . . . . . . .  13
     A.   Right to Terminate Employment . . . . . . . . . . . . . . . .  13
     B.   Purchase for Investment . . . . . . . . . . . . . . . . . . .  13
     C.   Trusts, etc.  . . . . . . . . . . . . . . . . . . . . . . . .  13
     D.   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
     E.   Severability of Provisions  . . . . . . . . . . . . . . . . .  14
     F.   Payment to Minors, Etc. . . . . . . . . . . . . . . . . . . .  14
     G.   Headings and Captions . . . . . . . . . . . . . . . . . . . .  14
     H.   Controlling Law . . . . . . . . . . . . . . . . . . . . . . .  14
     I.   Other Benefits  . . . . . . . . . . . . . . . . . . . . . . .  14
     J.   Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     K.   Section 162(m) Deduction Limitation . . . . . . . . . . . . .  15
     L.   Section 16(b) of the Act  . . . . . . . . . . . . . . . . . .  15

XIII.     Issuance of Stock Certificates;
     Legends; Payment of Expenses . . . . . . . . . . . . . . . . . . .  15
     A.   Stock Certificates  . . . . . . . . . . . . . . . . . . . . .  15
     B.   Legends . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     C.   Payment of Expenses . . . . . . . . . . . . . . . . . . . . .  15

XIV. Listing of Shares and Related Matters  . . . . . . . . . . . . . .  15

XV.  Withholding Taxes  . . . . . . . . . . . . . . . . . . . . . . . .  16


Form of Option Agreement  . . . . . . . . . . . . . . . . . . . . Exhibit A

                        Steel of West Virginia, Inc.


                      1995 Employee Stock Option Plan


I.   Purposes of the Plan
     --------------------

          The purposes of this 1995 Employee Stock Option Plan (the "Plan") are to enable Steel of West Virginia, Inc. (the "Company") and Designated Subsidiaries (as defined herein) to attract, retain and motivate certain employees who are important to the success and growth of the business of the Company and Designated Subsidiaries and to create a long-term mutuality of interest between such employees and the stockholders of the Company by granting the options to purchase Common Stock (as defined herein).


II.  Definitions
     -----------

          In addition to the terms defined elsewhere herein, for purposes of this Plan, the following terms will have the following meanings when used herein with initial capital letters:

          A. "Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

          B.   "Board" means the Board of Directors of the Company.

          C. "Cause" means that the Committee shall have determined that any of the following events has occurred: (1) an act of fraud, embezzlement, misappropriation of business or theft committed by a Participant in the course of his or her employment or any intentional or grossly negligent misconduct of a Participant which injures the business or reputation of the Company or Designated Subsidiaries; (2) intentional or grossly negligent damage committed by a Participant to the property of the Company or Designated Subsidiaries; (3) a Participant's willful failure or refusal to perform the customary duties and responsibilities of his or her position with the Company or Designated Subsidiaries; (4) a Participant's material breach of any covenant, condition or obligation required to be performed by him or her pursuant to this Plan, the Option Agreement or any other agreement between him or her and the Company or Designated Subsidiaries or a Participant's intentional or grossly negligent violation of any material written policy of the Company or Designated Subsidiaries; or (5) commission by a Participant of a felony or a crime or act involving moral turpitude that brings the Company or Designated Subsidiaries into public disrepute. Cause shall be deemed to exist as of the date any of the above events occur even if the Committee's determination is later and whether or not such determination is made before or after Termination of Employment.

          D.   "Code" means the Internal Revenue Code of 1986, as amended.

          E. "Committee" means such committee, if any, appointed by the Board to administer the Plan, consisting of two or more directors as may be appointed from time to time by the Board each of whom, unless otherwise determined by the Board, shall be disinterested persons as defined in Rule 16b-3 promulgated under Section 16(b) of the Act and outside directors as defined in Section 162(m) of the Code. If the Board does not appoint a committee for this purpose, "Committee" means the Board.

          F. "Common Stock" means the common stock of the Company, par value $.01 per share, any Common Stock into which the Common Stock may be converted and any Common Stock resulting from any reclassification of the Common Stock.

          G. "Company" means Steel of West Virginia, Inc., a Delaware corporation.

          H. "Designated Subsidiary" means any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code. An entity shall be deemed a Designated Subsidiary only for such periods as the requisite ownership relationship is maintained.

          I. "Disability" means a permanent and total disability, rendering a Participant unable to perform the duties performed by the Participant for the Company or Designated Subsidiaries by reason of physical or mental disability for a period of four consecutive months, or for a period of more than an aggregate of six months in any twelve month period. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

          J. "Fair Market Value" shall mean, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales prices reported for the Common Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not readily tradeable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set by the Committee based upon its assessment of the cash price that would be paid between a fully informed buyer and seller under no compulsion to buy or sell (without giving effect to any discount for a minority interest or any restrictions on transferability or any lack of liquidity of the stock).

          K. "Incentive Stock Option" shall mean any Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          L. "Key Employee" means any person who is an officer or other valuable employee of the Company or a Designated Subsidiary, as determined by the Committee in its sole discretion. A Key Employee may, but need not, be an officer of the Company or a Designated Subsidiary.

          M. "Non-Qualified Stock Option" shall mean any Option awarded under this Plan that is not an Incentive Stock Option.

          N. "Option" means the right to purchase one Share at a prescribed purchase price on the terms specified in the Plan.

          O. "Participant" means a Key Employee who is granted Options under the Plan which Options have not expired.

          P. "Person" means any individual or entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person as the context may require.

          Q. "Retirement" means a Termination of Employment at or after age 65 (or, with the consent of the Committee, any age between age 55 and 65).

          R. "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

          S.   "Share" means a share of Common Stock.

          T. "Ten Percent Shareholder" shall mean a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company as defined in
Section 422 of the Code.

          U. "Termination of Employment" with respect to an individual means that individual is no longer actively employed by the Company or a Designated Subsidiary on a full-time basis, irrespective of whether or not such employee is receiving salary continuance pay, is continuing to participate in other employee benefit programs or is otherwise receiving severance type payments. In the event an entity shall cease to be a Designated Subsidiary, there shall be deemed a Termination of Employment of any individual who is not otherwise an employee of the Company or another Designated Subsidiary at the time the entity ceases to be a Designated Subsidiary. A Termination of Employment shall not include a leave of absence approved for purposes of the Plan by the Committee.

III. Effective Date
     --------------

          The Plan shall become effective on April 1, 1995 (the "Effective Date"), subject to its approval by the stockholders of the Company in accordance with Rule 16b-3 promulgated under the Act within one year after the Plan is adopted by the Board of Directors of the Company. Grants of Options by the Committee under the Plan may be made on or after the Effective Date of the Plan, including retroactively, provided that, if the Plan is not approved by the stockholders of the Company as provided in the preceding sentence, all Options which have been granted by the Committee shall be null and void. No Options may be exercised prior to the approval of the Plan by the stockholders of the Company as aforesaid.


IV.  Administration
     --------------

          A.   Duties of the Committee.  The Plan shall be administered and
               -----------------------
interpreted by the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to select Participants in, and grant Options under, the Plan; to determine the terms, exercise price and form of exercise payment for each Option granted under the Plan; to determine the consideration to be received by the Company in exchange for the grant of the Options; to determine whether and to what extent Incentive Stock Options and Non-Qualified Stock Options, or any combination thereof, are to be granted hereunder to one or more Key Employees to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan (which need not be uniform) and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. Any determination, action or conclusion of the Committee shall be final, conclusive and binding on all parties. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such
Section 422.

          B.   Advisors.  The Committee may employ such legal counsel,
               --------
consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

          C.   Indemnification.  To the maximum extent permitted by
               ---------------
applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, members or former members may have as directors under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Designated Subsidiary. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Options granted to him or her under this Plan.

          D.   Meetings of the Committee.  The Committee shall adopt such
               -------------------------
rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed from the Committee at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board.
All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee are in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

          E.   Determinations.  Each determination, interpretation or other
               --------------
action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company and Designated Subsidiaries, directors, officers and other employees of the Company and Designated Subsidiaries, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.


V.   Shares; Adjustment Upon Certain Events
     --------------------------------------

          A.   Shares to be Delivered; Fractional Shares.  Shares to be
               -----------------------------------------
issued under the Plan shall be made available, at the sole discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by the Company and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option. In lieu thereof, the Company shall pay a cash adjustment equal to the same fraction of the Fair Market Value of one Share on the date of exercise.

          B.   Number of Shares.  Subject to adjustment as provided in this
               ----------------
Article V, the maximum aggregate number of Shares that may be issued under the Plan shall be 430,000. If Options are for any reason canceled, or expire or terminate unexercised, the Shares covered by such Options shall again be available for the grant of Options, subject to the foregoing limit.

          C.   Adjustments; Recapitalization, etc.  The existence of the
               -----------------------------------
Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or Designated Subsidiaries, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. The Committee may make or provide for such adjustments in the maximum number of Shares specified in Article V(B), in the number of Shares covered by outstanding Options granted hereunder, and/or in the Purchase Price (as hereinafter defined) applicable to such Options or such other adjustments in the number and kind of securities received upon the exercise of Options, as the Committee in its sole discretion may determine is equitably required to prevent dilution or enlargement of the rights of Participants or to otherwise recognize the effect that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company's assets (the foregoing being referred to as "Acquisition Events"), then the Committee may in its sole discretion terminate all outstanding Options effective as of the consummation of the Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event; provided that, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each Participant shall have the right to exercise in full all the Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number and class of shares and/or other securities or property subject to Options theretofore granted or the Purchase Price (as hereinafter defined).


VI.  Awards and Terms of Options
     ---------------------------

          A.   Grant.  The Committee may grant Non-Qualified Stock Options
               -----
or Incentive Stock Options, or any combination thereof to Key Employees.
To the extent that the maximum number of authorized Shares with respect to which Options may be granted are not granted in a particular calendar year to a Participant (beginning with the year in which the Participant receives his or her first grant of Options hereunder), such ungranted Options for any year shall increase the maximum number of Shares with respect to which Options may be granted to such Participant in subsequent calendar years during the term of the Plan until used. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Each Option shall be evidenced by an Option agreement (the "Option Agreement") in such form as the Committee shall approve from time to time.

          B.   Exercise Price.  The purchase price per Share (the "Purchase
               --------------
Price") deliverable upon the exercise of a Non-Qualified Stock Option shall be determined by the Committee and set forth in a Participant's Option Agreement, provided that the Purchase Price shall not be less than the par value of a Share. The Purchase Price deliverable upon the exercise of an Incentive Stock Option shall be determined by the Committee and set forth in a Participant's Option Agreement but shall be not less than 100% of the Fair Market Value of a Share at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Shareholder, the Purchase Price shall be no less than 110% of the Fair Market Value of a Share.

          C.   Number of Shares.  The Option Agreement shall specify the
               ----------------
number of Options granted to the Participant, as determined by the Committee in its sole discretion.

          D.   Exercisability.   Except as otherwise provided herein or in
               --------------
the Option Agreement, each Option granted under this Plan shall be exercisable on and after the first anniversary of the date as of which such Option is granted, and at the time of grant the Committee shall specify on what terms the Options granted shall be exercisable, provided that the Committee may at any time accelerate the time at which all or any part of the Options may be exercised and may waive any other conditions to exercise. No Option shall be exercisable after the expiration of ten years from the date of grant; provided, however, the term of an Incentive Stock Option granted to a Ten Percent Shareholder may not exceed five years. Each Option shall be subject to earlier termination as provided in Article VII below.

          E.   Acceleration of Exercisability.
               ------------------------------

               All Options granted and not previously exercisable shall become fully exercisable immediately upon the later of a Change of Control (as defined herein). For this purpose, a "Change of Control" shall be deemed to have occurred upon:

                    (a) an acquisition after the Effective Date by any individual, entity or group (within the meaning of Section 13d-3 or 14d-1 of the Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of more than 30% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, including, but not limited to, by merger, consolidation or similar corporate transaction or by purchase; excluding, however, the following: (x) any such acquisition by the Company or Designated Subsidiaries or (y) any such acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or Designated Subsidiaries; or

                    (b)  the approval of the stockholders of the Company of
          (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of more than 80% of the assets of the Company and Designated Subsidiaries on a consolidated basis (determined under generally accepted accounting principles as determined in good faith by the Committee); excluding, however, such a sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 70% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the outstanding Shares immediately prior to such sale or other disposition, (y) no Person (other than the Company, Designated Subsidiaries, and any employee benefit plan (or related trust) of the Company or Designated Subsidiaries or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 70% or more of the outstanding Shares) will beneficially own, directly or indirectly, 70% or more of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) individuals who were members of the board prior to such sale or other disposition will constitute at least a majority of the members of the board of directors of such corporation.

                    (c) within any 24 month period beginning on or after the Effective Date, the persons who were directors of the Company immediately before the beginning of such period ("Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with approval of, at least two-thirds of the directors who qualified as Incumbent Directors either actually or by prior operation of this subsection, unless such election, recommendation or approval was a result of an actual or threatened election contest of the type contemplated by Regulation 14a-11 promulgated under the Exchange Act or any successor provision.

          F.   Exercise of Options.
               -------------------

               1. A Participant may elect to exercise one or more Options by giving written notice to the Committee of such election and of the number of Options such Participant has elected to exercise, accompanied by payment in full of the aggregate Purchase Price for the number of Shares for which the Options are being exercised.

               2. Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise as follows:

                    (a) in cash or by check, bank draft or money order payable to the order of Company;

                    (b) if the Shares are traded on a national securities exchange, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Purchase Price; or

                    (c) on such other terms and conditions as may be acceptable to the Committee (which may include payment in full or in part by the transfer of Shares which have been owned by the Participant for at least six months or the surrender of Options owned by the Participant) and in accordance with applicable law.

               3. Upon receipt of payment, the Company shall deliver to the Participant as soon as practicable a certificate or certificates for the Shares then purchased.

          G.   Incentive Stock Option Limitations.  To the extent that the
               ----------------------------------
aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

          To the extent permitted under Section 422 of the Code, or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement, if (i) a Participant's employment with the Company or Designated Subsidiary is terminated by reason of death, Disability, Retirement or termination without Cause, and (ii) the portion of any Incentive Stock Option that would be exercisable during the post-termination period specified under Article VII but for the $100,000 limitation currently contained in Section 422(d) of the Code, is greater than the portion of such Stock Option that is immediately exercisable as an `incentive stock option' during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option. If the exercise of an Incentive Stock Option is accelerated for any reason, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

          Should any of the foregoing provisions not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company, except as otherwise required by law.


VII. Effect of Termination of Employment
     -----------------------------------

          A.   Death, Disability, Retirement, etc.  Except as otherwise
               -----------------------------------
provided in the Participant's Option Agreement, upon Termination of Employment other than for Cause, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Employment (and any Options not previously exercisable but made exercisable by the Committee at or after the Termination of Employment) shall remain exercisable by the Participant (or in the case of death, by the Participant's estate or by the person given authority to exercise such Options by the Participant's will or by operation of law) until the expiration of the Option in accordance with the terms of the Plan and grant.

          B.   Cause.  Upon the Termination of Employment of a Participant
               -----
for Cause, or if the Company or a Designated Subsidiary obtains or discovers information after Termination of Employment that such Participant had engaged in conduct that would have justified a Termination of Employment for Cause during employment, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

          C.   Cancellation of Options.  Except as otherwise provided in
               -----------------------
Article VI(E), no Options that were not exercisable during the period of employment shall thereafter become exercisable upon a Termination of Employment for any reason or no reason whatsoever, and such options shall terminate and become null and void upon a Termination of Employment, unless the Committee determines in its sole discretion that such Options shall be exercisable.


VIII.     Nontransferability of Options
          -----------------------------

          No Option shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution, and during the lifetime of the Participant may be exercised only by the Participant or his or her guardian or legal representative. An option shall also be transferable under a domestic relations order that is a "qualified domestic relations order", as defined in Section 414(p) of the Code, but may thereafter not be further transferred except as provided in the prior sentence (with the alternate payee under such order being substituted for "Participant"). In addition, except as provided above, no Option shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event of any levy upon any Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Option shall immediately terminate and become null and void. Notwithstanding the "qualified domestic relations order" exception above, an Incentive Stock Option shall not be transferable except as permitted under Code Section 422(b)(5) and a Nonqualified Stock Option shall not be transferable unless (i) such transfer is not considered a disposition within the meaning of Code Section 83 or (ii) such Option is not immediately exercisable in full on the date of grant.


IX.  Rights as a Stockholder
     -----------------------

          A Participant (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Option until such Participant (or permitted transferee) shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided in this Plan.

X.   Termination, Amendment and Modification
     ---------------------------------------

          General Amendments and Termination.  The Plan shall terminate at
          ----------------------------------
the close of business on the fifth anniversary of the Effective Date (the "Termination Date"), unless terminated sooner as hereinafter provided, and no Option shall be granted under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Options that by their terms continue beyond the Termination Date. At any time prior to the Termination Date, the Committee may amend or terminate the Plan or suspend the Plan in whole or in part.

          The Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirements referred to in Article XII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that,
                                                   --------  -------
unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Options granted prior to such amendment, suspension or termination, may not, be materially impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company entitled to vote, no amendment may be made which would (i) materially increase the aggregate number of shares of Common Stock that may be issued under this Plan (except by operation of Article V); (ii) decrease the minimum Purchase Price of any Option or (iii) extend the maximum option period.

          The Committee may amend the terms of any Option granted, prospectively or retroactively, but, subject to Article VI above or as otherwise provided herein, no such amendment or other action by the Committee shall materially impair the rights of any Participant without the Participant's consent. No modification of an Option shall adversely affect the status of an Incentive Stock Option as an incentive stock option under
Section 422 of the Code. Notwithstanding the foregoing, however, no such amendment may, without the approval of the stockholders of the Company, effect any change that would require stockholder approval under applicable law.

          This Plan and any Options granted hereunder shall terminate and be void if this Plan does not receive the approval of the stockholders of the Company that may be required under Rule 16b-3 promulgated under the Act within one year after the Plan is adopted by the Board of Directors of the Company. Except as otherwise required by law, or as provided in this Plan, no termination, amendment or modification of this Plan may, without the consent of the Participant or the permitted transferee of his or her Option, alter or impair the rights and obligations arising under any then outstanding Option.

XI.  Use of Proceeds
     ---------------

          The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of Company and used for its general corporate purposes as the Board shall determine.


XII. General Provisions
     ------------------

          A.   Right to Terminate Employment.  Neither the adoption of the
               -----------------------------
Plan nor the grant of Options shall impose any obligation on the Company or Designated Subsidiaries to continue the employment of any Participant, nor shall it impose any obligation on the part of any Participant to remain in the employ of the Company or Designated Subsidiaries.

          B.   Purchase for Investment.  If the Board or the Committee
               -----------------------
determines that the law so requires, the holder of an Option granted hereunder shall, upon any exercise or conversion thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, representing and warranting that such Participant is purchasing or accepting the Shares then acquired for such Participant's own account and not with a view to the resale or distribution thereof, that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to
(i) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act, and that in claiming such exemption the holder will, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel acceptable to the Company as to the availability of such exception.

          C.   Trusts, etc.  Nothing contained in the Plan and no action
               ------------
taken pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by the Company in connection with the Plan shall continue to be part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

          D.   Notices  Any notice to the Company required by or in respect
               -------
of this Plan will be addressed to the Company at 17th Street and 2nd Avenue, Huntington, West Virginia 25703, Attention: Chief Financial Officer, or such other place of business as shall become the Company's principal executive offices from time to time. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any such notice to the Participant will, if the Company has received notice that the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of his status and address (and has provided such reasonable substantiating information as the Company may request) by written notice under this Section. Any notice required by or in respect of this Plan will be deemed to have been duly given when delivered in person or when dispatched by telegram or one business day after having been dispatched by a nationally recognized overnight courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid. The Company assumes no responsibility or obligation to deliver any item mailed to such address that is returned as undeliverable to the addressee and any further mailings will be suspended until the Participant furnishes the proper address.

          E.   Severability of Provisions.  If any provisions of the Plan
               --------------------------
shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

          F.   Payment to Minors, Etc.  Any benefit payable to or for the
               -----------------------
benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

          G.   Headings and Captions.  The headings and captions herein are
               ---------------------
provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

          H.   Controlling Law.  The Plan shall be construed and enforced
               ---------------
according to the laws of the State of Delaware.

          I.   Other Benefits.  No payment under this Plan shall be
               --------------
considered compensation for purposes of computing benefits under any retirement plan of the Company or a Designated Subsidiary nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability of benefits is related to the level of compensation.

          J.   Costs.  The Company shall bear all expenses included in
               -----
administering this Plan, including expenses of issuing Common Stock pursuant to any Options hereunder.

          K.   Section 162(m) Deduction Limitation.  The Committee at any
               -----------------------------------
time may in its sole discretion limit the number of Options that can be exercised in any taxable year of the Company, to the extent necessary to prevent the application of Section 162(m) of the Code (or any similar or successor provision), provided that the Committee may not postpone the earliest date on which Options can be exercised beyond the last day of the stated term of such Options.

          L.   Section 16(b) of the Act. All elections and transactions
               ------------------------
under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with all exemptive conditions under Rule 16b-3 promulgated under the Act. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.


XIII.     Issuance of Stock Certificates;
     Legends; Payment of Expenses
     ----------------------------

          A.   Stock Certificates.  Upon any exercise of an Option and
               ------------------
payment of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by the Company in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons.

          B.   Legends.  Certificates for Shares issued upon exercise of an
               -------
Option shall bear such legend or legends as the Committee, in its sole discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between Company and the Participant with respect to such Shares.

          C.   Payment of Expenses.  The Company shall pay all issue or
               -------------------
transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.


XIV. Listing of Shares and Related Matters
     -------------------------------------

          If at any time the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of Options or the award or sale of Shares under the Plan, no Option grant shall be effective and no Shares will be delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.


XV.  Withholding Taxes
     -----------------

          The Company shall have the right to require prior to the issuance or delivery of any shares of Common Stock payment by the Participant of any Federal, state or local taxes required by law to be withheld.

          The Committee may permit any such withholding obligation to be satisfied by reducing the number of shares of Common Stock otherwise deliverable. A person required to file reports under Section 16(a) of the Exchange Act with respect to securities of the Company may elect to have a sufficient number of shares of Common Stock withheld to fulfill such tax obligations (hereinafter a "Withholding Election") only if the election complies with such conditions as are necessary to prevent the withholding of such shares from being subject to Section 16(b) of the Exchange Act. To the extent necessary under then current law, such conditions shall include the following: (x) the Withholding Election shall be subject to the approval of the Committee and (y) the Withholding Election is made (i) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date or is made in advance but takes effect during such period, (ii) six (6) months before the stock award becomes taxable, or
(iii) during any other period in which a Withholding Election may be made under the provisions of Rule 16b-3 promulgated under the Act. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

                                                       Exhibit A
                                                       ---------


                        STEEL OF WEST VIRGINIA, INC.
                              OPTION AGREEMENT
                              PURSUANT TO THE
                      1995 EMPLOYEE STOCK OPTION PLAN
                   -------------------------------------


AGREEMENT, dated ____________, 1995 by and between Steel of West Virginia, Inc. (the "Company") and ___________________ (the "Participant").

Preliminary Statement
- ---------------------

The Committee of the Board of Directors of the Company (the "Committee"), pursuant to the Company's 1995 Employee Stock Option Plan, annexed hereto as Exhibit A (the "Plan"), has authorized the granting to the Participant, as a Key Employee (as defined in the Plan), of a [nonqualified stock option] [incentive stock option] (the "Option") to purchase the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), set forth below. The parties hereto desire to enter into this Agreement in order to set forth the terms of the Option.

          Accordingly, the parties hereto agree as follows:

          1.   Tax Matters.  [No part of the Option granted hereby is
               -----------
intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").] [The Option granted hereby is intended to qualify as an "incentive stock option" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").]

          2.   Grant of Option.  Subject in all respects to the Plan and
               ---------------
the terms and conditions set forth herein and therein, the Participant is hereby granted the Option to purchase from the Company up to _______ Shares (as defined in the Plan), at a price per Share of $_________ (the "Option Price").

          3.   Vesting.  The Option may be exercised by the Participant, in
               -------
whole or in part, at any time or from time to time on and after the first anniversary of the date of grant and prior to the expiration of the Option as provided herein and in the Plan.

          Upon the occurrence of a Change of Control (as defined in the Plan), the Option shall immediately become exercisable with respect to all Shares subject thereto, regardless of whether the Option has vested with respect to such Shares.

          4.   Termination.  Unless terminated as provided in the Plan, the
               -----------
Option shall expire on the tenth anniversary of this grant.

          5.   Restriction on Transfer of Option.  Except as provided in
               ---------------------------------
the Plan with regard to a "qualified domestic relations order" as defined in Section 414(p) of the Internal Revenue Code, the Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution and during the lifetime of the Participant may be exercised only by the Participant or the Participant's guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.

          6.   Rights as a Stockholder.  The Participant shall have no
               -----------------------
rights as a stockholder with respect to any Shares covered by the Option until the Participant shall have become the holder of record of the Shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such Shares, except as otherwise specifically provided for in the Plan.

          7.   Provisions of Plan Control.  This Agreement is subject to
               --------------------------
all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. Any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. The annexed copy of the Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

          8.   Notices.  Any notice or communication given hereunder shall
               -------
be in writing and shall be deemed to have been duly given when delivered in person, when dispatched by Telegram or one business day after having been dispatched by a nationally recognized courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify in accordance with Article XII(D) of the Plan.):


          If to the Company, to:

               Steel of West Virginia, Inc.
               17th Street and 2nd Avenue
               Huntington, West Virginia  25703
               Attention: Chief Financial Officer

          If to the Participant, to:

               the address indicated on the signature page at the end of this Agreement.

          9.   No Obligation to Continue Employment.  This Agreement does
               ------------------------------------
not guarantee that the Company or any Designated Subsidiary will employ the Participant for any specific time period, nor does it modify in any respect the Company's or any Designated Subsidiary's right to terminate or modify the Participant's employment or compensation.


          IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.


                              STEEL OF WEST VIRGINIA, INC.


                              By:
                                 ---------------------------------
                                   Authorized Officer



                              ------------------------------------
                              [PARTICIPANT]
                              Address:


                                     3